UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006

_____________________

Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-118246	13-4284187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1010 Northern Boulevard, Suite 314 Great Neck, NY		11021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 516-684-1239

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 14, 2006, Feldman Mall Properties, Inc. (the “Company”) filed its Form 10-Q for the quarter ended June 30, 2006 and concurrently issued an earnings release announcing certain revised financial results from those previously announced by the Company on August 9, 2006. A copy of the August 14, 2006 press release is attached as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release regarding certain revised financial results for the quarter ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.

Date: August 17, 2006	By:	/s/ Thomas Wirth

Thomas Wirth Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release regarding certain revised financial results for the quarter ended June 30, 2006.